UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                September 8, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

           0-20852                                       16-1388013
           -------                                       ----------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


             2000 Technology Parkway, Newark, New York      14513
             ------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)

                                 (315) 332-8100
                                 --------------
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (18 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company will be presenting on September 13, 2004 at The Roth Capital Partners New York Conference taking place at the St. Regis Hotel in New York City. Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.


Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

       (a)   Financial Statements of Business Acquired.

             Not applicable.

       (b)   Pro Forma Financial Information.

             Not applicable.

       (c)   Exhibits.

             99.1    Press Release dated September 8, 2004.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ULTRALIFE BATTERIES, INC.

Dated: September 8, 2004                       By: /s/ Robert W. Fishback
                                                   ----------------------
                                                   Robert W. Fishback
                                                   Vice President Finance & CFO

                                INDEX TO EXHIBITS

(99)   Additional Exhibits

       99.1    Press Release dated September 8, 2004.